Calculation of Filing Fee Tables
N-2
FIDUS INVESTMENT Corp
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Common Stock, $0.001 par value	457(r)				0.0001381
Fees to be Paid	2	Equity	Preferred Stock, $0.001 par value	457(r)				0.0001381
Fees to be Paid	3	Other	Subscription Rights	457(r)				0.0001381
Fees to be Paid	4	Debt	Debt Securities	457(r)				0.0001381
Fees to be Paid	5	Other	Warrants	457(r)				0.0001381
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities		Equity	Common Stock, $0.001 par value	415(a)(6)						N-2	333-277540	05/08/2024
Carry Forward Securities		Equity	Preferred Stock, $0.001 par value	415(a)(6)						N-2	333-277540	05/08/2024
Carry Forward Securities		Other	Subscription Rights	415(a)(6)						N-2	333-277540	05/08/2024
Carry Forward Securities		Debt	Debt Securities	415(a)(6)						N-2	333-277540	05/08/2024
Carry Forward Securities		Other	Warrants	415(a)(6)						N-2	333-277540	05/08/2024
Carry Forward Securities	6	Unallocated (Universal) Shelf		415(a)(6)						N-2	333-277540	05/08/2024	$ 14,760.00
			Total Offering Amounts:				$ 0.00		$ 0.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	In accordance with Rule 456(b) and Rule 457(r) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), Fidus Investment Corporation (the "Registrant") is deferring payment of all of the registration fees.

[2]	In accordance with Rule 456(b) and Rule 457(r) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), Fidus Investment Corporation (the "Registrant") is deferring payment of all of the registration fees.

[3]	In accordance with Rule 456(b) and Rule 457(r) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), Fidus Investment Corporation (the "Registrant") is deferring payment of all of the registration fees.

[4]	In accordance with Rule 456(b) and Rule 457(r) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), Fidus Investment Corporation (the "Registrant") is deferring payment of all of the registration fees.

[5]	In accordance with Rule 456(b) and Rule 457(r) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), Fidus Investment Corporation (the "Registrant") is deferring payment of all of the registration fees.

[6]	Pursuant to Rule 415(a)(6) under the Securities Act, this Registration Statement includes $100,000,000 of unsold securities of the Registrant that were previously registered on the Registrant's Registration Statement on Form N-2 (File No. 333-277540) (the "Unsold Securities"), which was initially filed with the Securities and Exchange Commission (the "SEC") on February 29, 2024, as amended on May 8, 2024, and declared effective by the SEC on May 8, 2024 (the "Prior Registration Statement"). The Registrant previously paid a filing fee in the aggregate of $14,760 relating to the Unsold Securities. Pursuant to Rule 415(a)(6), the offering of the Unsold Securities registered under the Prior Registration Statement will be deemed terminated as of the effective date of this Registration Statement.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
		Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rule 457(p)
Fee Offset Claims	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fee Offset Sources	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Table 3: Combined Prospectuses	☑Not Applicable
	Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A